Exhibit 10.23
AMENDMENT NO. 7 TO AMENDED AND RESTATED
SENIOR SECURED REVOLVING CREDIT AGREEMENT
This AMENDMENT NO. 7 (this “Amendment”) with respect to the Amended and Restated Senior Secured Revolving Credit Agreement, dated as of February 22, 2011 (as amended by that certain Amendment No. 1 to Amended and Restated Senior Secured Revolving Credit Agreement, dated as of July 8, 2011, that certain Incremental Assumption Agreement, dated as of July 8, 2011, that certain Waiver Letter, dated as of August 3, 2011, that certain Amendment No. 2 to Amended and Restated Senior Secured Revolving Credit Agreement, dated as of November 29, 2011, that certain Amendment No. 3 to Amended and Restated Senior Secured Revolving Credit Agreement, dated as of February 29, 2012, that certain Amendment No. 4 to Amended and Restated Senior Secured Revolving Credit Agreement, dated as of November 30, 2012, that certain Amendment No. 5 to Amended and Restated Senior Secured Revolving Credit Agreement, dated as of August 6, 2013, that certain Amendment No. 6 to Senior Secured Revolving Credit Agreement, dated as of September 13, 2013, that certain Waiver to Senior Secured Revolving Credit Agreement, dated as of December 11, 2015 and as further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), is made as of December 14, 2015 among Fifth Street Finance Corp., a Delaware corporation (the “Borrower”), FSFC Holdings, Inc., a Delaware corporation (“FSFC”), Fifth Street Fund of Funds LLC, a Delaware limited liability company (“Fifth Street”; collectively with FSFC, the “Subsidiary Guarantors”), the Lenders party hereto (the “Lenders”), and ING CAPITAL LLC, as administrative agent (in such capacity, the “Administrative Agent”) for the Lenders under the Credit Agreement and as collateral agent for the parties defined as “Secured Parties” under the Guarantee and Security Agreement. Capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement.
W I T N E S S E T H:
WHEREAS, pursuant to the Credit Agreement, the Lenders have made certain loans and other extensions of credit to the Borrower;
WHEREAS, the Borrower has requested that the Lenders and the Administrative Agent amend certain provisions of the Credit Agreement as set forth below;
WHEREAS, the Lenders signatory hereto and the Administrative Agent have agreed to do so on the terms and subject to the conditions contained in this Amendment; and
NOW THEREFORE, in consideration of the promises and the mutual agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
SECTION I AMENDMENT

1.1. Effective as of the Effective Date and subject to the terms and conditions set forth below,
Section 6.05(c) of the Credit Agreement is hereby deleted in its entirety and replaced with the following:
“(c) Restricted Payments in addition to those permitted in the foregoing clauses (a) and (b), so long as (i) no Default or Event of Default shall have occurred or be continuing and (ii) prior to and immediately after giving effect to such Restricted Payment, the Covered Debt Amount does not exceed 85% of the Borrowing Base; and (iii) on the date of such Restricted Payment, the Borrower delivers to the Administrative Agent a Borrowing Base Certificate demonstrating compliance with the foregoing; provided that, with respect to Restricted Payments used to repurchase or redeem Equity Interests of the Borrower, such Borrowing Base Certificate may be delivered concurrently with the financial statements delivered pursuant to Section 5.01(b).”
SECTION II MISCELLANEOUS
2.1.    Conditions to Effectiveness of Amendment. This Amendment shall become effective as of the date (the “Effective Date”) on which the following conditions are satisfied:
(a)The Administrative Agent shall have received counterparts of this Amendment duly executed and delivered by the Borrower, each Subsidiary Guarantor and Lenders holding more than 50% of the total Revolving Credit Exposure and unused Commitments; and
(b)The Administrative Agent shall have received reimbursement for all of its reasonable out-of-pocket costs and expenses in accordance with Section 2.4 hereto.
2.2.    Representations and Warranties. To induce the other parties hereto to enter into this Amendment, the Borrower represents and warrants to the Administrative Agent and each of the Lenders that, as of the Effective Date:
(a)This Amendment has been duly authorized, executed and delivered by the Borrower and each Subsidiary Guarantor party hereto, and constitutes a legal, valid and binding obligation of the Borrower and each Subsidiary Guarantor party hereto enforceable in accordance with its terms. The Credit Agreement, as amended by this Amendment, constitutes legal, valid and binding obligations of the Borrower and the Subsidiary Guarantors enforceable in accordance with their respective terms.
(b)The representations and warranties set forth in Article III of the Credit Agreement and the representations and warranties in each other Loan Document, are true and correct in all material respects (other than any representation or warranty already qualified by materiality or Material Adverse Effect, which shall be true and correct in all respects) on and as of the Effective Date or as to any such representations and warranties that refer to a specific date, as of such specific date, with the same effect as though made on and as of the Effective Date.

(c)No Default or Event of Default has occurred and is continuing under the Credit Agreement.
2.3. Counterparts. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Amendment constitutes the entire contract between and among the parties relating to the subject matter hereof and supersedes any and all previous agreements and understandings, oral or written, relating to the subject matter

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hereof. Delivery of an executed counterpart of this Amendment by telecopy or electronic mail shall be effective as delivery of an original executed counterpart of this Amendment.
2.4. Payment of Expenses. The Borrower agrees to pay and reimburse the Administrative Agent for all of its reasonable out-of-pocket costs and expenses incurred in connection with this Amendment, including, without limitation, the reasonable fees, charges and disbursements of legal counsel to the Administrative Agent.
2.5. GOVERNING LAW. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.
2.6.    Incorporation of Certain Provisions. The provisions of Sections 9.01, 9.06, 9.07, 9.09, 9.10 and 9.12 of the Credit Agreement are hereby incorporated by reference.
2.7. Effect of Amendment. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders, the Administrative Agent, the Issuing Bank, the Collateral Agent, the Borrower or the Subsidiary Guarantors under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle any Person to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances. This Amendment shall apply and be effective only with respect to the provisions of the Credit Agreement specifically referred to herein. After the Effective Date, any reference to the Credit Agreement shall mean the Credit Agreement as modified hereby. This Amendment shall constitute a Loan Document.
2.8. Consent and Reaffirmation. (a) Each Subsidiary Guarantor hereby consents to this Amendment and the transactions contemplated hereby, (b) the Borrower and each Subsidiary Guarantor agree that, notwithstanding the effectiveness of this Amendment, the Guarantee and Security Agreement and each of the other Security Documents continue to be in full force and effect, (c) each Subsidiary Guarantor confirms its guarantee of the Secured Obligations (as defined in the Guarantee and Security Agreement and which definition, for clarity, incorporates by reference the Obligations under the Credit Agreement as amended hereby) and the Borrower and each Subsidiary Guarantor confirm their grant of a security interest in their assets as Collateral for the Secured Obligations, all as provided in the Loan Documents, and (d) the Borrower and each Subsidiary Guarantor acknowledge that such guarantee and/or grant continues in full force and effect in respect of, and to secure, the Secured Obligations.
[SIGNATURE PAGES FOLLOW]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the day and year first above written.

FIFTH STREET FINANCE CORP., as Borrower

By: /s/ Ivelin M. Dimitrov
Name: Ivelin M. Dimitrov
Title: President and Chief Investment Officer

FSFC HOLDINGS, INC., as Subsidiary Guarantor

By: /s/ Bernard D. Berman
Name: Bernard D. Berman
Title: President

FIFTH STREET FUND OF FUNDS LLC, as Subsidiary Guarantor

By: /s/ Bernard D. Berman
Name: Bernard D. Berman
Title: President

[Signature Page to Amendment No. 7]

ING Capital, LLC, as Administrative Agent, Collateral Agent, Issuing Bank and as a Lender

By: /s/ Patrick Frisch
Name: Patrick Frisch
Title: Managing Director

By: /s/ Kunduck Moon
Name: Kunduck Moon
Title: Managing Director

[Signature Page to Amendment No. 7]

KEYBANK NATIONAL ASSOCIATION, as a Lender

By: /s/ Richard Andersen
Name: Richard Andersen
Title: Designated Signer

[Signature Page to Amendment No. 7]

GOLDMAN SACHS BANK USA, as a Lender

By: /s/ Jerry Li
Name: Jerry Li
Title: Authorized Signatory

[Signature Page to Amendment No. 7]

DEUTSCHE BANK TRUST COMPANY AMERICAS, as a Lender

By: /s/ Dusan Lazarov
Name: Dusan Lazarov
Title: Director

By: /s/ Peter Cucchiara
Name: Peter Cucchiara
Title: Vice President

[Signature Page to Amendment No. 7]

ROYAL BANK OF CANADA, as a Lender

By: /s/ Greg DeRise
Name: Greg DeRise
Title: Authorized Signatory

[Signature Page to Amendment No. 7]

CIT FINANCE LLC, as a Lender

By: /s/ Robert L. Klein
Name: Robert L. Klein
Title: Director

[Signature Page to Amendment No. 7]

CUSTOMERS BANK, as a Lender

By: /s/ Lyle Cunningham
Name: Lyle Cunningham
Title: Senior Vice President

[Signature Page to Amendment No. 7]